EXHIBIT 21.1

                              APL LIMITED
                      SUBSIDIARIES OF THE COMPANY

                SUBSIDIARY                   JURISDICTION OF INCORP.
____________________________________________________________________

ACS CANADA, LTD.                                  CANADA
AMERICAN CONSOLIDATION SERVICES EUROPE LIMITED    UNITED KINGDOM
AMERICAN CONSOLIDATION SERVICES, LTD.             HONG KONG
AMERICAN CONSOLIDATION SERVICES, LTD.             TAIWAN
AMERICAN CONSOLIDATION SERVICES (AUSTRALIA),
  PTY. LTD.                                       AUSTRALIA
AMERICAN CONSOLIDATION SERVICES (PHILIPPINES),
  INC.                                            PHILIPPINES
AMERICAN CONSOLIDATION SERVICES (KOREA), LTD.     KOREA
AMERICAN CONSOLIDATION SERVICES OF NORTH AMERICA,
  LTD.                                            DELAWARE
AMERICAN PRESIDENT BUSINESS LOGISTICS SERVICES,
  LTD.                                            DELAWARE
AMERICAN PRESIDENT COMPANIES FOUNDATION           CALIFORNIA
AMERICAN PRESIDENT LINES CANADA, LTD.             CANADA
AMERICAN PRESIDENT LINES, LTD.                    DELAWARE
AMERICAN PRESIDENT LINES (CHINA) COMPANY LIMITED  PEOPLEOS
                                                   REPUBLIC
                                                   OF CHINA
AMERICAN PRESIDENT LINES (LANKA) AGENCIES LIMITED SRI LANKA
AMERICAN PRESIDENT TRUCKING COMPANY, LTD.         DELAWARE
APL AGENCIES INDIA PRIVATE LIMITED                INDIA
APL AGENCIES SDN. BHD.                            MALAYSIA
APL (BANGLADESH) AGENCIES LIMITED                 BANGLADESH
APL DE MEXICO, S.A. DE C.V.                       MEXICO
APL EXPRESS LTD.                                  DELAWARE
APL EXPRESS TRANSPORTATION, LTD.                  DELAWARE
APL INFORMATION SERVICES, LTD.                    DELAWARE
APL LAND TRANSPORT SERVICES, INC.                 TENNESSEE
APL M.V. JAPAN, LTD.                              DELAWARE
APL M.V. KOREA, LTD.                              DELAWARE
APL M.V. SINGAPORE, LTD.                          DELAWARE
APL M.V. THAILAND, LTD.                           DELAWARE
APL NEWBUILDINGS, LTD.                            DELAWARE
APL SHIPHOLDINGS, LTD.                            DELAWARE
ASIAN-AMERICAN CONSOLIDATION SERVICES, LTD.       CALIFORNIA
BETTER ASSET MANAGEMENT COMPANY                   DELAWARE
CONTROLADORA APC MEXICANA, S.A. DE C.V.           MEXICO
EAGLE INTERMODAL, LTD.                            DELAWARE
EAGLE MARINE SERVICES, LTD.                       DELAWARE
EAGLE MARINE SERVICES (INDIA), LTD.               DELAWARE
EMS DE MEXICO, S.A. DE C.V.                       MEXICO
EMS LOGISTICS (S) PTE. LTD.                       SINGAPORE
EMSM, LIMITED LIABILITY COMPANY                   DELAWARE
GLOBAL ALLIANCE F, LTD.                           BERMUDA
MULTI MODAL TRANSPORT INTERNATIONAL (PVT) LTD.    PAKISTAN
M.V. CHINA FINANCE LIMITED.                       DELAWARE
M.V. PRESIDENT ADAMS, LTD.                        DELAWARE
M.V. PRESIDENT JACKSON, LTD.                      DELAWARE
M.V. PRESIDENT KENNEDY, LTD.                      DELAWARE
M.V. PRESIDENT POLK, LTD.                         DELAWARE
M.V. PRESIDENT TRUMAN, LTD.                       DELAWARE
NATOMAS REAL ESTATE COMPANY                       CALIFORNIA
NAUTICAL EXPRESS, LTD.                            DELAWARE
PIONEER INTERMODAL CONTAINER SERVICES CO., LTD    THAILAND
PISCES, LIMITED LIABILITY COMPANY                 CALIFORNIA
SIAM INTERMODAL SERVICES LTD.                     THAILAND
SONG-DOR HOLDINGS LIMITED                         HONG KONG
ULTRALITE CONTAINER CORPORATION                   DELAWARE
VASCOR, LTD.                                      DELAWARE